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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2005

                                   __________

                              TREY RESOURCES, INC.

             (Exact name of registrant as specified in its charter)



            DELAWARE                     000-50302               16-1633636
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


293 EISENHOWER PARKWAY, LIVINGSTON, NEW JERSEY                     07039
  (Address of Principal Executive Offices)                      (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-422-9644
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 13, 2005, the Company announced via press release the Company's financial results for the period ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

   (c)     List of Exhibits

           99.1 Press release dated May 13, 2005 entitled "Trey Resources Reports Record Revenues in Excess of $1MM for First Quarter"




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TREY RESOURCES, INC.



                                      By: /s/ Mark Meller
                                          ----------------------
                                          Mark Meller
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer

Date: May 23, 2005


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                                INDEX OF EXHIBITS


    99.1 Press release dated May 13, 2005 entitled "Trey Resources Reports Record Revenues in Excess of $1MM for First Quarter"





























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